File Number 2-28097
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE GROUP OF FUNDS, INC. PROSPECTUS DATED OCTOBER 31, 2000.

This information reflects a change to the Prospectus section, "Enterprise Managed Fund."

On page 46 of the Prospectus, effective January 1, 2001, the following change shall occur:

In the "Fund Profile," under the heading, "Fund Managers," delete "OpCap Advisors" and replace with "Wellington Management Company, LLP."

This information reflects changes to the Prospectus section, "Fund Management/Fund Managers."

On page 79 of the Prospectus, effective January 1, 2001, the following changes shall occur:

Under the section entitled, "Managed Fund," delete OpCap Advisors as co-Fund Manager and replace with "Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts 02109."

Under "The Fund Manager's Experience," delete language about OpCap Advisors and replace with "Wellington Management has provided investment counseling services since 1928, and as of September 30, 2000, had assets under management for all clients of over $250 billion. The usual minimum for separate account investment is generally $10 to $50 million."

Under "Fund Managers," delete language about OpCap Advisors and replace with "James Rullo, a partner of Wellington Management who has 14 years of experience in the investment industry, is responsible for day-to-day management of the Fund. He has been with Wellington Management since 1994."




November 22, 2000


                                     Page 1